UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement pursuant to Section 14(A) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOOGLE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

To: The Record Stockholders of Google Inc. as of the Close of Business on April 23, 2012

In accordance with Section 242 of the General Corporation Law of the State of Delaware, Google Inc. (Google) hereby provides notice that it is submitting the approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation (Proposal Number 3) to a vote of its stockholders at its 2012 Annual Meeting of Stockholders to be held on June 21, 2012 or at any postponement or adjournment thereof.

Stockholders will vote separately on each of the following proposals, which collectively comprise Proposal Number 3.

•

Proposal Number 3A—The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to establish the Class C capital stock and to make certain clarifying changes. This proposal is to approve the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to authorize 3 billion shares of Class C capital stock and to establish the powers, preferences and rights and qualifications, limitations, and restrictions of the shares of Class C capital stock, and to set forth certain other clarifying changes including the requirement of certain approvals of our board of directors and our stockholders to amend or repeal the powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class C capital stock.

•

Proposal Number 3B—The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion. This proposal is to approve the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion.

•

Proposal Number 3C—The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as the shares of Class B common stock. This proposal is to approve the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide that in the event of any merger, consolidation, or other business combination requiring approval by Google’s stockholders, or any tender or exchange offer by a third party pursuant to an agreement to which Google is a party or by Google on its own behalf, the holders of shares of Class A common stock will be entitled to receive, or to elect to receive, the same form of consideration and at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock.

The approval of each of these proposals is required to approve the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation. Each of the proposals comprising Proposal Number 3 is cross-conditioned upon the approval by Google’s stockholders of all of the proposals comprising Proposal Number 3. None of Proposal Numbers 3A, 3B, or 3C will be deemed approved unless all of them are approved. The approval of each of the proposals comprising Proposal Number 3 shall constitute the requisite approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation as required by Delaware law.

The proposed amendments to Google’s Third Amended and Restated Certificate of Incorporation are set forth below, with deleted text shown in strikethrough and added text shown as double-underlined.

1.	Section 1 of Article IV is amended and restated to read as follows:

Section 1. Authorized Shares. This Corporation is authorized to issue ~~6,000,000,000~~nine billion (9,000,000,000) shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), three billion (3,000,000,000) shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) ~~and~~, three billion (3,000,000,000) shares of Class C Capital Stock, par value $0.001 per share (the “Class C Capital Stock”), and one hundred million (100,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

2.	Section 2(e) of Article IV is amended and restated to read as follows:

(e) Equal Status. Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

3.	Section 2(f)(i)(2) of Article IV is amended and restated to read as follows:

(2) “Class B Stockholder” shall mean (a) the Founders, (b) the registered holder of a share of Class B Common Stock ~~at~~on July 6, 2004 (the “Effective Time”), (c) each natural person who Transferred shares of Class B Common Stock (or securities convertible into or exchangeable for shares of Class B Common Stock) prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity specified in Section 2(f)(iii)(2), and (d) the initial registered holder of any shares of Class B Common Stock that were originally issued by the Corporation after the Effective Time.

4.	Article IV is amended to add a new Section 5 as follows:

Section 5. Class C Capital Stock. A statement of the designation of the Class C Capital Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)  Voting.  Except as otherwise required by applicable law, shares of Class C Capital Stock shall have no voting power and the holders thereof, as such, shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends.  Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class C Capital Stock shall be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to shares of the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class C Capital Stock shall receive Class C Capital Stock or rights to acquire Class C Capital Stock, as the case may be.

(c) Conversion upon Liquidation.  Immediately prior to the earlier of (i) any distribution of assets of the Corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation pursuant to Section 2(c) or (ii) any record date established to determine the holders of capital stock of the Corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 5(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.

(d)  Subdivision or Combinations.  If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the Class C Capital Stock will be subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of the Class C Capital Stock unless a subdivision or combination is made in the same manner with respect to each class of Common Stock.

(e) Equal Status.  Except as expressly provided in this Article IV, Class C Capital Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Common Stock as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Capital Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital

Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class C Capital Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock).

5.	Article XII is amended and restated to read as follows:

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2, Article IV, Section 5 or this clause (i) of Article XII; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article XII; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 and Article XI or this clause (iii) of Article XII; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article XII; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article VI, Section 4 or this clause (v) of Article XII.

This notice of proposed amendment and restatement of Google’s certificate of incorporation is qualified by reference to the description of Proposal Number 3 (comprising Proposal Numbers 3A, 3B, and 3C) set forth in the proxy materials for Google’s 2012 Annual Meeting of Stockholders. You are urged to read the description in its entirety by accessing a copy of the proxy materials by following the instructions in the Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to be held on June 21, 2012 accompanying this notice.

Proposal Number 3 (comprising Proposal Numbers 3A, 3B, and 3C): Approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation, which is set forth in full as follows:

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF GOOGLE INC.

a Delaware Corporation

GOOGLE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A.        The name of the Corporation is Google Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 22, 2002.

B.        This Fourth Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation.

C.        The text of the Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, Google Inc. has caused this Fourth Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this     th day of                     ,       .

GOOGLE INC. a Delaware corporation
By:
Name:
Title:

EXHIBIT A

ARTICLE I

The name of this corporation is Google Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1.        Authorized Shares. This Corporation is authorized to issue nine billion (9,000,000,000) shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), three billion (3,000,000,000) shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), three billion (3,000,000,000) shares of Class C Capital Stock, par value $0.001 per share (the “Class C Capital Stock”), and one hundred million (100,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2.        Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)      Voting Rights.

(i)        Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)        Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)       Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)      Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c)      Liquidation.  Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d)      Subdivision or Combinations.  If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e)      Equal Status.  Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f)      Conversion.

(i)        As used in this Section 2(f), the following terms shall have the following meanings:

(1)       “Founder” shall mean either Larry Page or Sergey Brin, each as a natural living person, and “Founders” shall mean both of them.

(2)      “Class B Stockholder” shall mean (a) the Founders, (b) the registered holder of a share of Class B Common Stock on July 6, 2004 (the “Effective Time”), (c) each natural person who Transferred shares of Class B Common Stock (or securities convertible into or exchangeable for shares of Class B Common Stock) prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity specified in Section 2(f)(iii)(2), and (d) the initial registered holder of any shares of Class B Common Stock that were originally issued by the Corporation after the Effective Time.

(3)      “Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(4)       “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

  a)        the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

  b)         entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

  c)         the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5)        “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii)       Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii)      Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1)       from a Founder, or such Founder’s Permitted Entities, to the other Founder, or such Founder’s Permitted Entities.

(2)        by a Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

  a)         a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

b)        a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

c)         a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

d)         an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

e)         a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

f)        a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

g)        a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the

Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

  (3)       by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

  (4)      by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv)      Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death of such Class B Stockholder; provided, however, that:

  (1)      If a Founder, or such Founder’s Permitted Entity (in either case, the “Transferring Founder”) Transfers exclusive Voting Control (but not ownership) of shares of Class B

Common Stock to the other Founder (the “Transferee Founder”) which Transfer of Voting Control is contingent or effective upon the death of the Transferring Founder, then each share of Class B Common Stock that is the subject of such Transfer shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which the Transferring Founder died, or (b) the date upon which the Transferee Founder ceases to hold exclusive Voting Control over such shares of Class B Common Stock; provided, further, that if the Transferee Founder shall die within nine (9) months following the death of the Transferring Founder, then a trustee designated by the Transferee Founder and approved by the Board of Directors may exercise Voting Control over: (x) the Transferring Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferring Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and (y) the Transferee Founders’ shares of Class B Common Stock (or shares held by an entity of the type referred to in paragraph (2) below established by or for the Transferee Founder) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferee Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and

   (2)       If both Founders die simultaneously, a trustee designated by the Founders and approved by the Board of Directors may exercise Voting Control over the Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which both Founders died, or (b) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock.

 (v)        The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

 (vi)       In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g)        Reservation of Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

  Section 3.        Change in Control Transaction.  The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a)        the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b)        the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c)        the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4.          Preferred Stock.  The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5.          Class C Capital Stock.  A statement of the designation of the Class C Capital Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)        Voting.  Except as otherwise required by applicable law, shares of Class C Capital Stock shall have no voting power and the holders thereof, as such, shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)        Dividends.  Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class C Capital Stock shall be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to shares of the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class C Capital Stock shall receive Class C Capital Stock or rights to acquire Class C Capital Stock, as the case may be.

(c)        Conversion upon Liquidation.  Immediately prior to the earlier of (i) any distribution of assets of the Corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation pursuant to Section 2(c) or (ii) any record date established to determine the holders of capital stock of the Corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 5(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.

(d)        Subdivision or Combinations.  If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the Class C Capital Stock will be subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of the Class C Capital Stock unless a subdivision or combination is made in the same manner with respect to each class of Common Stock.

(e)        Equal Status.  Except as expressly provided in this Article IV, Class C Capital Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Common Stock as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Capital Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class C Capital Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2.          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation.

Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 3.

(a)        If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq National Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the “Exchange Governance Rules”), the Corporation shall call a special meeting of the stockholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of stockholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

(b)        In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c)        An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4.          The chairman of the Board of Directors shall be an Outside Director (as defined above) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board of Directors then in office, provided, however, that if there is no chief executive officer or president of the Corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board of Directors may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer.

Section 5.          The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 6.         The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the case of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of stockholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws for stockholders to submit nominations for directors at such special meeting.

Section 7.         The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 8.         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9.         No stockholder will be permitted to cumulate votes at any election of directors.

Section 10.       The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

ARTICLE VII

Section 1.         To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 2.         The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3.         Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Section 1.         Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 2.         Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

ARTICLE X

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XI

Section 1.         Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2.         Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE XII

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are

required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2, Article IV, Section 5 or this clause (i) of Article XII; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article XII; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 and Article XI or this clause (iii) of Article XII; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article XII; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article VI, Section 4 or this clause (v) of Article XII.

* * * * *